Exhibit 32.2


                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the annual report on Form 10-K of Buckeye Technologies Inc. (the "Company") for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gayle L. Powelson, the Chief Financial Officer of the Company, hereby certifies that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification is signed on September 2, 2003.


                                 /S/ GAYLE L. POWELSON
                                 ------------------------------
                                 Gayle L. Powelson
                                 Senior Vice President, Chief Financial Officer